EXHIBIT 32.2

LAS VEGAS SANDS CORP.

CERTIFICATION UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the quarter ended June 30, 2013, as filed by Las Vegas Sands Corp. with the Securities and Exchange Commission on the date hereof (the “Report”), I certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Las Vegas Sands Corp.

Date: August 9, 2013	By:	/s/ Michael A. Quartieri
Michael A. Quartieri
Chief Accounting Officer and Global Controller
(Principal Financial Officer)